Exhibit 10.10

AGREEMENT TO PROVIDE INSURANCE

Grantor:	Advanced Life Sciences, Inc. 1440 Davey Drive Woodridge, IL 60517	Lender:	THE LEADERS BANK 2001 YORK ROAD, SUITE 150 OAK BROOK, IL 60523

INSURANCE REQUIREMENTS.  Grantor, Advanced Life Sciences, Inc. (“Grantor”), understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender.  These requirements are set forth in the security documents for the loan.  The following minimum insurance coverages must be provided on the following described collateral (the “Collateral”):

Collateral:                                     All Inventory, equipment, accounts (including but not limited to all health-care-insurance receivables), chattel paper, instruments (including but not limited to all promissory notes), letter-of-credit rights, letters of credit, documents, deposit accounts, investment property, money, other rights to payment and performance, and general intangibles (including but not limited to all software and all payment intangibles); all attachments, accessions, accessories, fittings, increases, tools, parts, repairs, supplies, and commingled goods relating to the foregoing property, and all additions, replacements of and substitutions for all or any part of the foregoing property; all insurance refunds relating to the foregoing property; all good will relating to the foregoing property; all records and data and embedded software relating to the foregoing property, and all equipment, inventory and software to utilize, create, maintain and process any such records and data on electronic media; and all supporting obligations relating to the foregoing property; all whether now existing or hereafter arising, whether now owned or hereafter acquired or whether now or hereafter subject to any rights in the foregoing property; and all products and proceeds (including but not limited to all insurance payments) of or relating to the foregoing property.

Type: All risks, including fire, theft and liability.

Amount: Full Insurable Value.

Basis: Replacement Value.

Endorsements: The Leaders Bank, as loss payee; and further stipulating that coverage will not be cancelled or diminished without a minimum of 30 days prior written notice to Lender.

Latest Delivery Date: By the loan closing date.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender.  Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

INSURANCE MAILING ADDRESS.  All documents and other materials relating to insurance for this loan should be mailed, delivered or directed to the following address:

The Leaders Bank

Post Office Box 3516

Oak Brook, IL 60522-3516

FAILURE TO PROVIDE INSURANCE.  Grantor agrees to deliver to Lender, on the latest delivery date stated above, proof of the required insurance as provided above, with an effective date of October 23, 2008, or earlier. UNLESS GRANTOR PROVIDES LENDER WITH EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY GRANTOR’S AGREEMENT WITH LENDER, LENDER MAY PURCHASE INSURANCE AT GRANTOR’S EXPENSE TO PROTECT LENDER’S INTERESTS IN THE COLLATERAL.  THIS INSURANCE MAY, BUT NEED NOT, PROTECT GRANTOR’S INTERESTS.  THE COVERAGE THAT LENDER PURCHASES MAY NOT PAY ANY CLAIM THAT GRANTOR MAKES, OR ANY CLAIM THAT IS MADE AGAINST GRANTOR IN CONNECTION WITH THE COLLATERAL. GRANTOR

AGREEMENT TO PROVIDE INSURANCE

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MAY LATER CANCEL ANY INSURANCE PURCHASED BY LENDER, BUT ONLY AFTER PROVIDING LENDER WITH EVIDENCE THAT GRANTOR HAS OBTAINED INSURANCE AS REQUIRED BY THEIR AGREEMENT.  IF LENDER PURCHASES INSURANCE FOR THE COLLATERAL, GRANTOR WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING INTEREST AND ANY OTHER CHARGES LENDER MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO GRANTOR’S TOTAL OUTSTANDING BALANCE OR OBLIGATION.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE GRANTOR MAY BE ABLE TO OBTAIN ON GRANTOR’S OWN.

IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION.  For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide to any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS.  THIS AGREEMENT IS DATED OCTOBER 23, 2008.

GRANTOR:

ADVANCED LIFE SCIENCES, INC.

By:	/s/ John L. Flavin
John L. Flavin, President of Advanced
Life Sciences, Inc.

AGREEMENT TO PROVIDE INSURANCE

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FOR LENDER USE ONLY

INSURANCE VERIFICATION

DATE:	PHONE

AGENT’S NAME:
AGENCY:
ADDRESS:
INSURANCE COMPANY:
POLICY NUMBER:
EFFECTIVE DATES:

COMMENTS:

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